UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): May 13, 2021

Healthpeak Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 South Syracuse Street, Suite 800

Denver, CO 90237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 13, 2021, Healthpeak Properties, Inc., a Maryland corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (the “New Registration Statement”) to replace the existing automatic shelf registration statement on Form S-3ASR (No. 333-225318) filed with the SEC on May 31, 2018 (the “Prior Registration Statement”), which was scheduled to expire on May 31, 2021, pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. The Prior Registration Statement was deemed terminated upon the effectiveness of the New Registration Statement on May 13, 2021.

In connection with the filing of the New Registration Statement, the Company also filed the following nine prospectus supplements:

(i)            A prospectus supplement covering the offering of 7,081,200 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), pursuant to the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRIP Prospectus Supplement”). The DRIP Prospectus Supplement continues an offering of 12,000,000 shares previously covered by the Prior Registration Statement.

(ii)           A prospectus supplement covering the resale of up to 324,535 shares of Common Stock, which may be issuable or have been issued upon exchange of 141,188 non-managing member units of HCPI/Utah II, LLC (the “HCPI/Utah II Resale Shares Prospectus Supplement”) pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, dated as of August 17, 2001, of HCPI/Utah II, LLC, as amended (the “HCPI/Utah II Operating Agreement”). The HCPI/Utah II Resale Shares Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(iii)          A prospectus supplement covering the resale of up to 281,515 shares of Common Stock, which may be issuable upon exchange of 122,473 non-managing member units of HCPI/Tennessee, LLC (the “HCPI/Tennessee Prospectus Supplement”) pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, as amended, of HCPI/Tennessee, LLC and New Member Joinder Agreement, dated as of October 19, 2005. The HCPI/Tennessee Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(iv)          A prospectus supplement covering the issuance of up to 1,824,189 shares of Common Stock to the holders of non-managing member units of HCP DR MCD, LLC upon tender of those units in exchange for shares of Common Stock (the “MCD Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, dated as of February 9, 2007, of HCP DR MCD, LLC. The MCD Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(v)           A prospectus supplement covering the issuance of up to 1,046,762 shares of Common Stock to the holders of non-managing member units of HCPI/Utah II, LLC issued on July 30, 2012, August 15, 2012 and October 19, 2012, upon tender of those units in exchange for shares of Common Stock (the “Utah II Exchange Shares Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in the HCPI/Utah II Operating Agreement. The Utah II Exchange Shares Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(vi)          A prospectus supplement covering the issuance of up to 55,190 shares of Common Stock to the holders of non-managing member units of HCP DR California II, LLC upon tender of those units in exchange for shares of Common Stock (the “California II Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, dated as of June 1, 2014, of HCP DR California II, LLC. The California II Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(vii)         A prospectus supplement covering the issuance of up to 117,079 shares of Common Stock to the holders of non-managing member units of HCP DR California III, LLC upon tender of those units in exchange for shares of Common Stock (the “California III Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, dated as of May 1, 2019, of HCP DR California III, LLC. The California III Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(viii)        A prospectus supplement covering the issuance of up to 926,055 shares of Common Stock to the holders of non-managing member units of HCP DR California IV, LLC upon tender of those units in exchange for shares of Common Stock (the “California IV Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in that certain Second Amended and Restated Limited Liability Company Agreement, dated as of July 18, 2019, of HCP DR California IV, LLC. The California IV Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(ix)         A prospectus supplement with respect to the Company’s existing “at-the-market” equity offering program (the “ATM Prospectus Supplement”), pursuant to which the Company may offer and sell shares of its Common Stock having an aggregate offering price of up to $1,500,000,000, from time to time, pursuant to an At-the-Market Equity Offering Sales Agreement, dated February 19, 2020, as amended and supplemented by Amendment No. 1 thereto, dated May 13, 2021, with each of J.P. Morgan Securities, LLC, Barclays Capital Inc., BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC (or certain of their respective affiliates).

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Ballard Spahr LLP, regarding the legality of the securities covered by the DRIP Prospectus Supplement, the HCPI/Utah II Resale Shares Prospectus Supplement, the HCPI/Tennessee Prospectus Supplement, the MCD Prospectus Supplement, the HCPI/Utah II Exchanges Shares Prospectus Supplement, the California II Prospectus Supplement, the California III Prospectus Supplement, the California IV Prospectus Supplement and the ATM Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being filed herewith:

No.	Description
5.1	Opinion of Ballard Spahr LLP (DRIP Prospectus Supplement)
5.2	Opinion of Ballard Spahr LLP (HCPI/Utah II Resale Shares Prospectus Supplement)
5.3	Opinion of Ballard Spahr LLP (HCPI/Tennessee Prospectus Supplement)
5.4	Opinion of Ballard Spahr LLP (MCD Prospectus Supplement)
5.5	Opinion of Ballard Spahr LLP (HCPI/Utah II Exchange Shares Prospectus Supplement)
5.6	Opinion of Ballard Spahr LLP (California II Prospectus Supplement)
5.7	Opinion of Ballard Spahr LLP (California III Prospectus Supplement)
5.8	Opinion of Ballard Spahr LLP (California IV Prospectus Supplement)
5.9	Opinion of Ballard Spahr LLP (ATM Prospectus Supplement)
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Ballard Spahr LLP (included in Exhibit 5.2)
23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3)
23.4	Consent of Ballard Spahr LLP (included in Exhibit 5.4)
23.5	Consent of Ballard Spahr LLP (included in Exhibit 5.5)
23.6	Consent of Ballard Spahr LLP (included in Exhibit 5.6)
23.7	Consent of Ballard Spahr LLP (included in Exhibit 5.7)
23.8	Consent of Ballard Spahr LLP (included in Exhibit 5.8)
23.9	Consent of Ballard Spahr LLP (included in Exhibit 5.9)
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021

Healthpeak Properties, Inc.

By:	/s/ Peter A. Scott
Peter A. Scott
Executive Vice President and
Chief Financial Officer